Exhibit 99.3
IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PROPOSAL 1. TO APPROVE AND ADOPT THE TRANSACTION AGREEMENT, DATED FEBRUARY 16, 2007, BETWEEN COMPASS BANCSHARES, INC. AND BANCO BILBAO VIZCAYA ARGENTARIA, S.A., OR BBVA, AS IT MAY BE AMENDED FROM TIME TO TIME, PURSUANT TO WHICH COMPASS WILL BECOME A WHOLLY-OWNED SUBSIDIARY OF BBVA. FOR [ ] AGAINST [ ] ABSTAIN [ ] PROPOSAL 2. TO APPROVE THE ADJOURNMENT OR POSTPONEMENT OF THE COMPASS SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES. FOR [ ] AGAINST [ ] ABSTAIN [ ] MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ] WHEN SIGNING AS ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SIGNING AS CORPORATION, PLEASE SIGN IN FULL CORPORATION NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF SIGNING AS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE SIGN EXACTLY AS NAME APPEARS HEREIN. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE SIGNATURE: DATE: SIGNATURE: DATE: COMPANY NUMBER ___PROXY NUMBER ___ACCOUNT NUMBER ___ IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ AND FOLLOW THE INSTRUCTIONS BELOW FOLD AND DETACH HERE INSTRUCTIONS FOR VOTING ELECTRONICALLY VIA THE INTERNET OR TELEPHONE Stockholders can vote their shares electronically via the Internet or telephone. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the upper portion of this proxy card. TO VOTE YOUR SHARES VIA THE INTERNET Visit WWW.COMPASSBANK.COM To vote your shares via the Internet, access the above website using any Internet connection. Click “VOTE YOUR PROXY” and follow the instructions provided to vote your shares. Have this proxy card in hand when you access the above-listed website. Enter the company number, proxy number and account number, when prompted, to create an electronic ballot. This information is located on the upper portion of this proxy card. Follow the prompts to vote your shares. TO VOTE YOUR SHARES VIA TELEPHONE Call 1-866-894-0537 To vote your shares via telephone, access the electronic voting center by dialing the above number from any touch-tone telephone. Have this proxy card in hand when you call the above-listed number. Enter the company number, proxy number and account number, when prompted, to create an electronic ballot. This information is located on the upper portion of this proxy card. Follow the instructions to vote your shares. PLEASE DO NOT RETURN THE PROXY CARD IF YOU VOTED ELECTRONICALLY

COMPASS BANCSHARES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Garrett R. Hegel, Jerry W. Powell, and E. Lee Harris, Jr. or any one of them, proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of common stock of Compass Bancshares, Inc., held of record by the undersigned on , 2007, at the special meeting of stockholders to be held on , 2007, or at any adjournment(s) or postponement(s) thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED OR VOTED ELECTRONICALLY AS PROVIDED ON THE REVERSE SIDE, WILL BE VOTED IN THE MANNER DIRECTED HEREIN OR ELECTRONICALLY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. SHOULD YOU CHOOSE TO VOTE VIA MAIL, YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. SHOULD YOU CHOOSE TO VOTE ELECTRONICALLY VIA THE INTERNET OR TELEPHONE, YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE REVERSE SIDE, BUT YOU NEED NOT SPECIFY YOUR CHOICE IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD OR VOTE ELECTRONICALLY VIA THE INTERNET OR TELEPHONE. (CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE) FOLD AND DETACH HERE [INSERT COMPASS BANCHARES LOGO AND LOGOTYPE]